Tax-Free Fund of Colorado
      Supplement to the Statement of Additional Information
                        Dated May 1, 2000
             previously supplemented August 31, 2000

     The material under the heading "When-Issued and Delayed
Delivery Obligations" is replaced by the following:

When-Issued and Delayed Delivery Obligations

     The Fund may buy Colorado Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Colorado Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Colorado Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Colorado Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Colorado Obligations.

                 The date of this Supplement is
                        January 10, 2001